Exhibit 99.1

FIRST SUPPLEMENTAL INDENTURE

        FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of February 28, 2005, between Vesta Insurance Group, Inc., a Delaware corporation (the “Company”), and Regions Bank, an Alabama banking corporation, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

        WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of December 30, 1999, providing for the issuance of an aggregate principal amount of $44,082,000 of 12.50% Senior Notes due 2005 (the “Notes,” which term, where appropriate, shall refer to the Notes as amended hereby);

        WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company to authorize and approve the amendments to the Indenture and the Notes (the “Amendments”) set forth in this Supplemental Indenture, which Amendments would (a) extend the Stated Maturity of the Notes from December 30, 2005 to December 30, 2008 and (b) reduce the rate of interest on the Notes from 12.50% per annum to 8.00% per annum (subject to adjustment as provided in the Indenture);

        WHEREAS, Section 9.02 of the Indenture provides that the Company and the Trustee may amend the Indenture and the Notes with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes, provided that the consent of each Holder affected is required where such amendment would, among other things, change the Stated Maturity of the Notes or reduce the rate of interest on the Notes;

        WHEREAS, the Company and the Trustee have received the written consent of the Holders of 100% of the aggregate principal amount of the outstanding Notes and all other conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof; and

        WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Company and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;

        NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

    1.        Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

    2.        Definitions. Effective as of the date hereof, Section 1.01 of the Indenture is amended by deleting the existing definitions of “FINAL MATURITY DATE,” “INTEREST,” and “SECURITIES” in their entirety and replacing such definitions with the following:

        “FINAL MATURITY DATE” means December 30, 2008.

“INTEREST” means, with respect to the Securities, the sum of any cash interest accrued on the principal thereof and, if permitted by law, the interest thereon, at the applicable rate provided in the form of Security attached as Exhibit A hereto.

“SECURITIES” means the Company’s 8.00% Senior Notes due 2008, as amended or supplemented from time to time in accordance with the terms of this Indenture.

    3.        Amendments to Notes. Effective as of the date hereof, Exhibit A to the Indenture is amended in its entirety by substituting for such exhibit Exhibit A to this Supplemental Indenture.

    4.        Conforming Changes. All references to “12.5% Senior Notes due 2005” in the Indenture, including the cover page thereof and Exhibit B, Exhibit C, Exhibit D and Exhibit E thereto, as well as in any other documents or agreements by and between the parties hereto shall from and after the date hereof be replaced with “8.00% Senior Notes due 2008,” and any other conforming changes necessitated by reason of this Supplemental Indenture shall be deemed to have been made as of the date hereof.

    5.        Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as specifically amended and supplemented by this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby.

    6.        Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS SUPPLEMENTAL INDENTURE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

    7.        Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

    8.        Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

    9.        Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

    10.        Third-Party Beneficiary. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders or beneficial owners of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

VESTA INSURANCE GROUP, INC., By: /s/ John W. McCullough ———————————————— Name: John W. McCullough Title: Vice President, Associate General Counsel and Assistant Secretary

REGIONS BANK, as Trustee By: /s/ Danette Upton ———————————————— Name: Danette Upton Title: Relationship Manager

EXHIBIT A

[FORM OF AMENDED AND RESTATED SECURITY]

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

        THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND, IN THE CASE OF THE FOREGOING CLAUSE (D), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUERS AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

VESTA INSURANCE GROUP, INC.

8.00% Senior Notes due 2008
(formerly designated 12.50% Senior Notes due 2005)

CUSIP No.: 925391 AB 0

No. _____

        VESTA INSURANCE GROUP, INC., a Delaware corporation (the “COMPANY,” which term includes any successor corporation), for value received, promises to pay to ___________ or registered assigns the principal sum of ________________________________ on December 30, 2008.

      Interest Payment Dates: January 15 and July 15, commencing on July 15, 2000.

      Interest Record Dates: January 1 and July 1.

        Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

        IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

VESTA INSURANCE GROUP, INC. By: ———————————————— Name: Title: By: ———————————————— Name: Title:

Dated: ____________, 200__

        This is one of the 8.00% Senior Notes due 2008 described in the within-mentioned Indenture.

Dated: ____________, 200__

REGIONS BANK, as Trustee By: ———————————————— Authorized Signatory

(REVERSE OF SECURITY)

VESTA INSURANCE GROUP, INC.

8.00% Senior Notes due 2008
(formerly designated 12.50% Senior Notes due 2005)

1. INTEREST.

        VESTA INSURANCE GROUP, INC. (the “COMPANY”) promises to pay interest on the principal amount of this Security at the following per annum rates: from the Issue Date to February 28, 2005, at the rate of 12.50% per annum, and from and after March 1, 2005, at the rate of 8.00% per annum. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing on July 15, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        The Company shall pay interest on overdue principal from time to time on demand and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate then borne by the Securities. The interest rate on the Securities is subject to upward adjustment upon the occurrence of certain events as described in the Indenture.

2. METHOD OF PAYMENT.

        The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. LEGAL TENDER”). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder’s registered address.

3. PAYING AGENT AND REGISTRAR.

        Initially, Regions Bank, an Alabama banking corporation (the “TRUSTEE”) will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company may, subject to certain exceptions, act as Registrar.

4. INDENTURE.

        The Company issued the Securities under an Indenture, dated as of December 30, 1999, (as amended by a First Supplemental Indenture, dated as of February 28, 2005, to the Indenture (the “FIRST SUPPLEMENTAL INDENTURE”) or otherwise amended, restated or modified, the “INDENTURE”), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Company, limited in aggregate principal amount to $44,082,000, that may be issued under the Indenture, which Securities were originally designated as the Company’s 12.50% Senior Notes due 2005 and amended and restated by the First Supplemental Indenture as its 8.00% Senior Notes due 2008 (the “SECURITIES”). All Securities issued under the Indenture are treated as a single class of securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company.

5. REDEMPTION.

        A Security may be redeemed with the consent of the Holder thereof or at the initiation of the Company at specified times and prices as set forth in the Indenture. If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

        The Securities are redeemable at the option of the Holders upon the occurrence of a Change of Control (as defined in the Indenture).

6. LIMITATION ON DISPOSITION OF ASSETS.

        The Company is subject to certain limitations on disposing of its assets and, subject to certain conditions and certain exceptions, is obligated to make an Offer to Purchase Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date) with the proceeds of certain asset dispositions. Such an Offer to Purchase is further subject to the prior payment in full of the principal and premium of and interest on the Securities.

7. DENOMINATIONS; TRANSFER; EXCHANGE.

        The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

8. PERSONS DEEMED OWNERS.

        The registered Holder of a Security shall be treated as the owner of it for all purposes.

9. UNCLAIMED FUNDS.

        If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at their written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

10. LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

        The Company may be discharged from its obligations under the Indenture and the Securities, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture and the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

11. AMENDMENT; SUPPLEMENT; WAIVER.

        Subject to certain exceptions, the Indenture and the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

12. RESTRICTIVE COVENANTS.

        The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to grant liens, to sell certain assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets in certain instances and to engage in transactions with affiliates. The limitations are subject to a number of important qualifications and exceptions which are contained in the Indenture. The Company must report annually to the Trustee on compliance with such limitations.

13. DEFAULTS AND REMEDIES.

        If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities, except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14. TRUSTEE DEALINGS WITH COMPANY.

        The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or its Affiliates as if it were not the Trustee.

15. NO RECOURSE AGAINST OTHERS.

        No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16. AUTHENTICATION.

        This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

17. ABBREVIATIONS AND DEFINED TERMS.

        Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP NUMBERS.

        Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19. GOVERNING LAW.

        The laws of the State of New York shall govern the Indenture and this Security without regard to principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.